UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 23, 2004



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


               DELAWARE                                 0-18121                              36-3664868
    (State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
            Incorporation)

      55TH STREET & HOLMES AVENUE                                                               60514
       CLARENDON HILLS, ILLINOIS                                                             (Zip Code)
    (Address of principal executive
               offices)



        Registrant's telephone number, including area code (630) 325-7300





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

Item 9.  Regulation FD Disclosure
         ------------------------

         On February 23, 2004, MAF Bancorp, Inc. ("MAF") issued a press release announcing its participation in the Midwest 2004 Super-Community Bank Conference in Chicago, Illinois on February 24, 2004 and the Raymond James and Associates 25th Annual Institutional Investors Conference in Orlando, Florida on March 3, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. A copy of the materials to be used by MAF for both presentations is attached hereto as Exhibit 99.2 and incorporated by reference herein.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MAF BANCORP, INC.


                                            By: /s/ Jerry A. Weberling
                                                --------------------------------
                                                Jerry A. Weberling
                                                Executive Vice President and
                                                 Chief Financial Officer

Date:  February 23, 2004


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


                                INDEX TO EXHIBITS
                                -----------------

Exhibits
--------

Exhibit 99.1      Press Release dated February 23, 2004

Exhibit 99.2      Conference Presentation Materials


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